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                                                                    Exhibit 21.1


Subsidiaries of Republic Services, Inc.

Name of Company                                       State of Incorporation

A-Best Disposal, Inc.                                           OH
A.G. Disposal Service, Inc.                                     NY
AAA Disposal of Tennessee, Inc.                                 TN
Ace Disposal Service, Inc.                                      OH
ADAJ Corporation                                                CA
Addington Environmental, Inc.                                   KY
Alameda Associates                                              CA
All Refuse Services, Inc.                                       NY
All Service Refuse Company, Inc.                                FL
Alpco Waste Systems, Inc.                                       NY
Anderson Refuse Company, Inc.                                   IN
Anderson Solid Waste, Inc.                                      CA
Antler Park, Inc.                                               IN
Arc Disposal Company, Inc.                                      IL
Ariana, LLC                                                     DE
ASCO Sanitation                                                 MS
Astro Waste Services                                            ME
Atlas Transport, Inc.                                           CA
Barker Brothers Waste Incorporated                              TN
Barker Brothers, Inc.                                           TN
Berrien County Landfill, Inc.                                   MI
BI-CO Transfer Station, Inc.                                    IN
BLT - REPUBLIC, L.L.C.                                          DE
BLT Enterprises of Oxnard, Inc.                                 CA
Bluegrass Recycling & Transfer Company                          KY
Boone & Casey Trucking, LLC                                     KY
Bosman Brothers, Inc.                                           IL
Burgess Refuse Removal Service, Inc.                            NC
Calvert Trash Service Incorporated                              MD
Calvert Trash Systems Incorporated                              MD
Capital Waste & Recycling, Inc.                                 NY
Cates Rubbish Removal Services, Inc.                            NH
Central Pike Demolition Landfill, Inc.                          TN
Clinton Disposal Services, Inc.                                 NY
Coggins Waste Management, Inc.                                  NJ
Collection Service Company, Inc.                                NC
Collection Services, Inc.                                       KY
Commercial Waste Disposal , Inc.                                KY
Compactor Rental Systems of Delaware, Inc.                      DE
Consolidated Disposal Service, LLC                              DE
Continental Waste Industries - Gary, Inc.                       IN
Continental Waste Industries, Inc.                              DE
Covington Waste, Inc.                                           TN
CWI of FLA, Inc.                                                FL
CWI of Illinois, Inc.                                           IL
CWI of Missouri, Inc.                                           MO
CWI of Northwest Indiana, Inc.                                  IN
D. W. Gutzmer Rubbish Disposal, Inc.                            NY
Disposal Services, Inc.                                         NY
Dozit Company, Inc.                                             KY
Duncan Disposal, Inc. f/k/a Wes Tex Waste Services              TX
E & P Investment Corporation                                    IL
East Carolina Environemtnal, Inc.                               KY
ECO Services of SC, Inc. & Sea Island Maintenance               SC


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Subsidiaries of Republic Services, Inc.

Name of Company                                       State of Incorporation

El Centro Sanitation Service, Co.                               CA
Envirocycle, Inc.                                               FL
Environmental Specialists, Inc.                                 MO
Epperson Waste Disposal, Inc.                                   KY
Fenn-Vac, Inc.                                                  SC
Fennell Container Co., Inc.                                     SC
Fisk Environmental Services, Inc.                               IN
Fisk Sanitation Service, Inc.                                   IN
FLL, Inc.                                                       MI
Foothills Environmental Landfill, LLC                           NC
G.E.M. Environmental Management, Inc.                           DE
Garbage Disposal Service, Inc.                                  NC
Gilliam Transfer, Inc.                                          MO
Green Disposal, Inc.                                            UT
Green Valley Disposal Company, Inc.                             WI
Green Valley Environmental Corp.                                KY
Greenfield Environmental Development Corp.                      DE
Gulf Coast Waste Service, Inc.                                  FL
Hanks Disposal, Inc.                                            IN
Helpers Hand of America, Inc.                                   IN
Hillside Disposal Service, Inc.                                 IL
Hinkson Container Service, Inc.                                 PA
Honeygo Run Reclamation, Inc.                                   MD
Independent Hauling, Inc.                                       PA
Indiana Recycling LLC - East Chicago Transfer Station           IN
Jamax Corporation                                               IN
JMN, Inc.                                                       NC
K & K Trash Removal, Inc.                                       MD
Karat Corp.                                                     NJ
L.R. Stuart and Son, Inc.                                       VA
M-G Disposal Service, LLC                                       DE
McCusker & Sons Paper Salvage, Inc.                             PA
McCusker Recycling, Inc.                                        PA
Meyer Mechanical Services, Inc.                                 IN
Meyer Transportation, LLC                                       IN
Meyer Waste Systems, Inc.                                       IN
Mid-East Waste Services, Inc.                                   NC
Midwest Material Management, Inc.                               IN
National Serv-All, Inc.                                         IN
Noble Risley, Jr. & Sons, Inc.                                  IL
Northwest Tennessee Disposal Corp.                              TN
NRL, Inc.                                                       KY
Oceanside Partnership                                           CA
Ogborne Trash Removal, Inc.                                     DE
Ogborne Waste Removal, Inc.                                     PA
Ohio County Balefill, Inc.                                      KY
Olympic Disposal                                                NY
Peninsula Waste Systems, LLC                                    MD
Pepperhill Development Co., Inc.                                SC
Perdomo & Sons, Inc.                                            CA
Pinellas Environmental, Inc.                                    KY
Prichard Landfill Corporation                                   WV
Rainbow Disposal, Inc.                                          IN
Raritan Valley Disposal Service Co., Inc.                       NJ
Raritan Valley Recycling, Inc.                                  NJ
Recycling Concepts, Inc.                                        NC
Reliable Disposal                                               MI




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Subsidiaries of Republic Services, Inc.

Name of Company                                       State of Incorporation

Republic Acquisition Company                                    DE
Republic Dumpco, Inc.                                           NV
Republic Enivronmental Technology, Inc.                         NV
Republic Imperial Acquisition Corp.                             OK
Republic Servces of Florida GP, Inc.                            DE
Republic Services Aviation, Inc.                                FL
Republic Services fo Georgia LP, Inc.                           DE
Republic Services Group of Pennsylvania Hauling, LLC            PA
Republic Services Group of Pennsylvania I, LLC                  PA
Republic Services Group of Pennsylvania II, LLC                 PA
Republic Services Group of Pennsylvania III, LLC                PA
Republic Services Group of Pennsylvania IV, LLC                 PA
Republic Services Holding Company, Inc.                         DE
Republic Services Leasing, Inc.                                 DE
Republic Services of Arizona Hauling, LLC                       AZ
Republic Services of California Holding Company, Inc.           DE
Republic Services of California I, LLC                          DE
Republic Services of California II, LLC                         DE
Republic Services of Canada, Inc.                               Canada
Republic Services of Charlotte, LLC                             NC
Republic Services of Colorado Hauling, LLC                      CO
Republic Services of Colorado I, LLC                            CO
Republic Services of Florida LP, Inc.                           DE
Republic Services of Florida, Limited Partnership               DE
Republic Services of Georgia GP, Inc.                           DE
Republic Services of Georgia, Limited Partnership               DE
Republic Services of Illinois Waukegan, LLC                     DE
Republic Services of Illinois, LLC                              DE
Republic Services of Indiana, LLC                               IN
Republic Services of Kentucky, LLC                              KY
Republic Services of Maryland, LLC                              MD
Republic Services of Michigan Hauling, LLC                      MI
Republic Services of Michigan Holding Company, Inc.             DE
Republic Services of Michigan I, LLC                            MI
Republic Services of Michigan II, LLC                           MI
Republic Services of Michigan III, LLC                          MI
Republic Services of Michigan IV, LLC                           MI
Republic Services of Michigan V, LLC                            MI
Republic Services of New Jersey, Inc. f/k/a Middlesex           NJ
Republic Services of New Jersey, LLC                            NJ
Republic Services of New York Hauling, LLC                      NY
Republic Services of New York I, LLC                            NY
Republic Services of New York II, LLC                           NY
Republic Services of North Carolina, LLC                        NC
Republic Services of Ohio Hauling, LLC                          OH
Republic Services of Ohio I, LLC                                OH
Republic Services of Ohio II, LLC                               OH
Republic Services of Ohio III, LLC                              OH
Republic Services of Ohio IV, LLC                               OH
Republic Services of Ohio V, LLC                                OH
Republic Services of Tennessee I, LLC                           DE
Republic Services of Virginia, LLC                              VA
Republic Services of Wisconsin GP, Inc.                         DE
Republic Services of Wisconsin Hauling, LLC                     WI
Republic Services of Wisconsin I, LLC                           WI
Republic Services of Wisconsin II, LLC                          WI
Republic Services of Wisconsin LP, Inc.                         DE



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Subsidiaries of Republic Services, Inc.

Name of Company                                       State of Incorporation

Republic Services of Wisconsin, Limited Partnership             DE
Republic Services Vasco Road, LLC                               DE
Republic Services, Inc.                                         DE
Republic Silverstate Disposal, Inc.                             NV
Republic Wabash Company                                         DE
Republic Waste Services of Texas LP, Inc.                       DE
Republic Waste Services of Texas, Ltd.                          TX
RITM, LLC                                                       DE
Robert A. Moor, Jr. Disposal Services, Inc.                     PA
Rochester Dismantling and Roll-Off, Inc.                        NY
RS/WM Holding Company, LLC                                      DE
RSI Purchasing and Leasing, Inc.                                DE
Rubbish Control, LLC                                            DE
Safety Lights, Inc.                                             TN
Sandy Hollow Landfill Corp.                                     WV
Sanifill, Inc.                                                  TN
Schofield Corporation of Orlando                                FL
South Trans, Inc.                                               NJ
Southern Illinois Regional Landfill, Inc.                       IL
Specialized Waste Systems, Inc.                                 CA
Spector Waste Paper Corp.                                       NY
Springfield Environmental, Inc.                                 IN
Springfield Environmental, Inc.                                 DE
Suburban Disposal Service, Inc.                                 SC
Suburban Sanitation of California, Inc.                         CA
Suburban Sanitation Services, Inc.                              AZ
Sunrise Disposal, Inc.                                          IN
Swift Creek Environmental, Inc.                                 GA
Taormina Industries, LLC                                        DE
Tay-Ban Corporation                                             MI
Terre Haute Recycling, Inc.                                     IN
The LETCO Group, Limited Partnership                            DE
Town & Country Disposal, Inc.                                   NY
Tri-County Refuse Service, Inc.                                 MI
Tri-K Landfill, Inc.                                            KY
Tri-State Ltd.                                                  IN
Triple G Landfills, Inc.                                        IN
United Refuse Co., Inc.                                         IN
Upper Piedmont Environmental, Inc.                              KY
Upstate Disposal Services, Inc.                                 DE
Upstate Disposal Services, LLC                                  NY
Uwharrie Environmental, Inc.                                    KY
Victory Environmental Services, Inc.                            DE
Victory Waste Incorporated                                      CA
W.R. Lalevee Realty Company, Inc.                               NJ
Wabash Valley Landfill Company, Ltd.                            PA
Wabash Valley Refuse Removal Company, L.P.                      IN
Westchester Investments, Inc.                                   IN
Wilshire Disposal Services, Inc.                                CA
Wood River Rubbish Company, Inc.                                ID
WPP Services, Inc.                                              OH
York Waste Disposal, Inc.                                       PA
Zakaroff Services                                               CA